UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2018

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of principal executive offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 16, 2018, the Compensation Committee of the Board of Directors of Quidel Corporation (the “Company”) approved the Company’s 2018 cash incentive plan applicable to the Company’s executive officers and other members of senior management for the Company’s fiscal year ending December 31, 2018 (the “2018 Cash Incentive Compensation Plan”).  Payout under the 2018 Cash Incentive Compensation Plan is predicated upon achievement of (i) revenue targets, (ii) EBITDA targets, and (iii) acquisition integration targets, with each of the foregoing as determined by the Board of Directors and/or its Compensation Committee, for the Company’s 2018 fiscal year.  A description of the 2018 Cash Incentive Compensation Plan and related target bonuses are set forth on Exhibit 10.1 hereto and are incorporated by reference herein.

On January 16, 2018, the Compensation Committee also approved the Company’s 2018 Annual Equity Incentive Plan (the “2018 Equity Incentive Plan”). The 2018 Equity Incentive Plan provides for grants of equity awards to eligible employees of the Company, including the Company’s executive officers, subject to the terms described below and as set forth on Exhibit 10.2 hereto.

Under the 2018 Equity Incentive Plan, each participating employee receives equity incentive awards in the form of (i) non-qualified stock options; (ii) time-based restricted stock units; and (iii) performance-based restricted stock units. The vesting period for the non-qualified stock options is over four years with the first 50% of such awards vesting at the end of the second-year anniversary of the grant date and the remainder vesting 25% annually on each of the following two anniversaries thereafter. The vesting period for the time-based restricted stock units is 100% of such awards vesting on the four-year anniversary of the grant date. The vesting for the performance-based restricted stock units is 100%, as may be applicable, on the three-year anniversary of the grant date, unless early vesting requirements are met and based on the performance targets set forth on Exhibit 10.2 hereto.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	2018 Cash Incentive Compensation Plan.
10.2	2018 Annual Equity Incentive Plan Grants to the Company’s Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2018

QUIDEL CORPORATION

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	2018 Cash Incentive Compensation Plan.
10.2	2018 Annual Equity Incentive Plan Grants to the Company’s Executive Officers.